Significant Contingent Liabilities and Unrecognized Commitments	12 Months Ended
Dec. 31, 2021
Commitments And Contingencies [Abstract]
Significant Contingent Liabilities and Unrecognized Commitments
42.	SIGNIFICANT CONTINGENT LIABILITIES AND UNRECOGNIZED COMMITMENTS

Except for those disclosed in other notes, the Company’s significant commitments and contingent liabilities as of December 31, 2021 were as follows:

a.	Acquisitions of land and buildings of $572 million.
b.	Acquisitions of telecommunications-related inventory and equipment of $21,630 million.
c.	Unused letters of credit amounting to $10 million.
d.

A commitment to contribute $2,000 million to a Piping Fund administered by the Taipei City Government, of which $1,000 million was contributed by Chunghwa on August 15, 1996 (classified as other monetary assets - noncurrent).  If the fund is not sufficient, Chunghwa will contribute the remaining $1,000 million upon notification from the Taipei City Government.

e.

Chunghwa committed that when its ownership interest in NCB is greater than 25% and NCB encounters financial difficulty or the capital adequacy ratio of NCB cannot meet the related regulation requirements, Chunghwa will provide financial support to assist NCB in maintaining a healthy financial condition.

f.

Chunghwa’s Board of Directors approved the acquisition of the 900MHz frequency band and equipment from Asia Pacific Telecom Co., Ltd. in November 2021.  The transaction amount is expected to be in the range from $1,626 million to $2,081 million; however, the actual amount will be determined according to the approval date of the related authority and mutual negotiations.